                      DFA INVESTMENT DIMENSIONS GROUP INC.

                          U.S. SMALL XM VALUE PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 30, 2006

Effective March 30, 2007, the U.S. Targeted Value Portfolio (formerly,  the U.S.
Small XM Value Portfolio) (the  "Portfolio") of DFA Investment  Dimensions Group
Inc.  ("DFAIDG")  will no longer seek to achieve  its  investment  objective  by investing  all of its  assets  in  shares  of The  U.S.  Targeted  Value  Series
(formerly,  The U.S. Small XM Value Series) (the "Series") of The DFA Investment
Trust Company (the "Trust").  Instead,  the  Portfolio's  assets will be managed directly in accordance with the Portfolio's investment objective and strategies, pursuant to an investment  management agreement between DFAIDG, on behalf of the
Portfolio,  and Dimensional Fund Advisors LP  ("Dimensional"),  which previously was the manager of the Series'  assets.  The  Portfolio has been the sole feeder portfolio shareholder in the Series for some time.

The  terms  of  DFAIDG's  investment  management  agreement,  on  behalf  of the
Portfolio, with Dimensional,  including the management fee, are identical to the terms of the Trust's investment  management  agreement with Dimensional relating to the Series.  The Portfolio's annual operating expenses are expected to remain substantially  the same following the  Portfolio's  change from a  master-feeder structure to a direct investing portfolio as the annual operating expenses would have been had the Portfolio remained as the sole feeder portfolio shareholder of the Series.  Robert T. Deere, the portfolio  manager who coordinates the efforts of all other portfolio  managers with respect to the Domestic Equity Portfolios, and who  currently  is the  portfolio  manager of the Series,  will be primarily responsible  for  the  day-to-day  management  of the  Portfolio  following  the discontinuation of the Portfolio's investment in the Series.

                The date of this Supplement is January 29, 2007.